Exhibit 99.2

RenaissanceRe Holdings Ltd.

RenaissanceRe Holdings Ltd.

Basis of Presentation

This financial supplement includes certain non-GAAP financial measures including “operating income”, “operating income per common share - diluted”, “operating return on average common equity - annualized”, “managed catastrophe premium” and “managed catastrophe premium, net of fully-collateralized joint ventures.” A reconciliation of such measures to the most comparable GAAP figures in accordance with Regulation G is presented in the attached supplemental financial data. See page 16 and 17 for Comments on Regulation G.

RenaissanceRe Holdings Ltd. is a global provider of reinsurance and insurance. The Company’s business consists of two segments: (1) Reinsurance, which includes catastrophe reinsurance, specialty reinsurance and certain joint ventures and other investments managed by the Company’s subsidiary RenaissanceRe Ventures Ltd., and (2) Individual Risk, which includes primary insurance and quota share reinsurance.

Cautionary Statement under “Safe Harbor” Provisions of the Private Securities Litigation Reform Act of 1995: Statements made in this release contain information about the Company’s future business prospects. These statements may be considered “forward-looking.” These statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For further information regarding cautionary statements and factors affecting future results, please refer to RenaissanceRe Holdings Ltd.’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2007.

All information contained herein is unaudited, except for the financial data relating to the balance sheet for the year ended December 31, 2007. Unless otherwise noted, dollar amounts are in thousands, except for share and per share amounts and ratio information. Certain prior period comparatives have been reclassified to conform to the current presentation. This supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by RenaissanceRe Holdings Ltd. with the Securities and Exchange Commission, including the Annual Report on Form 10-K for 2007 and Quarterly Reports on Form 10-Q. Please refer to the Company’s website at www.renre.com for further information about RenaissanceRe Holdings Ltd.

i

RenaissanceRe Holdings Ltd.

Financial Highlights

	Three months ended March 31,
	2008	2007
Highlights

Gross premiums written	$527,038	$632,729
Net premiums written	403,116	571,027
Net premiums earned	308,914	362,618
Net claims and claim expenses incurred	82,156	145,992
Underwriting income	150,217	124,373
Net investment income	52,503	108,015
Net income available to common shareholders	137,165	190,805
Net realized (losses) gains on investments	(10,670)	4,085
Operating income available to common shareholders (1)	147,835	186,720
Total assets	$8,169,942	$7,787,116
Total shareholders’ equity	$3,385,952	$3,303,560

Per share data

Net income available to common shareholders per common share - diluted	$2.05	$2.63
Operating income available to common shareholders per common share - diluted (1)	$2.21	$2.57

Dividends per common share	$0.23	$0.22

Book value per common share	$42.14	$36.71
Adjustment for goodwill and intangible assets	(0.09)	(0.11)

Tangible book value per common share (1)	42.05	36.60
Accumulated dividends per common share	7.23	6.34

Tangible book value per common share plus accumulated dividends (1)	$49.28	$42.94

Financial ratios

Net claims and claim expense ratio - current accident year	41.2%	53.2%
Net claims and claim expense ratio - prior accident years	(14.6)%	(13.0)%

Net claims and claim expense ratio - calendar year	26.6%	40.2%
Underwriting expense ratio	24.8%	25.4%

Combined ratio	51.4%	65.6%

Operating return on average common equity - annualized (1)	21.3%	29.1%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

1

RenaissanceRe Holdings Ltd.

Summary Consolidated Statements of Operations - Quarter to Date

	Three months ended
	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007
Revenues
Gross premiums written	$527,038	$122,227	$208,821	$845,860	$632,729

Net premiums written	$403,116	$105,303	$149,163	$609,842	$571,027
(Increase) decrease in unearned premiums	(94,202)	230,937	217,894	(251,388)	(208,409)

Net premiums earned	308,914	336,240	367,057	358,454	362,618
Net investment income	52,503	80,714	95,594	118,140	108,015
Net foreign exchange gains (losses)	4,936	4,598	(5,424)	(373)	5,167
Equity in earnings (losses) of other ventures	6,250	(124,999)	(23,986)	9,675	10,701
Other income (loss)	8,012	(20,221)	(10,008)	(5,498)	(2,203)
Net realized (losses) gains on investments	(10,670)	7,182	1,592	(11,566)	4,085

Total revenues	369,945	283,514	424,825	468,832	488,383

Expenses
Net claims and claim expenses incurred	82,156	62,728	131,700	138,854	145,992
Acquisition expenses	46,428	67,973	63,719	59,509	63,729
Operational expenses	30,113	28,287	27,126	26,527	28,524
Corporate expenses	8,703	9,771	7,158	4,927	7,004
Interest expense	6,804	7,226	7,226	7,195	11,979

Total expenses	174,204	175,985	236,929	237,012	257,228

Income before minority interest and taxes	195,741	107,529	187,896	231,820	231,155
Minority interest - DaVinciRe	(40,315)	(54,070)	(43,820)	(37,399)	(29,107)

Income before taxes	155,426	53,459	144,076	194,421	202,048
Income tax (expense) benefit	(7,686)	19,320	(101)	(680)	(107)

Net income	147,740	72,779	143,975	193,741	201,941
Dividends on preference shares	(10,575)	(10,575)	(10,575)	(10,575)	(11,136)

Net income available to common shareholders	$137,165	$62,204	$133,400	$183,166	$190,805

Operating income available to common shareholders per Common Share - diluted (1)	$2.21	$2.64	$2.33	$2.69	$2.57

Net income available to common shareholders per Common Share - basic	$2.09	$0.90	$1.89	$2.57	$2.68
Net income available to common shareholders per Common Share - diluted	$2.05	$0.88	$1.85	$2.53	$2.63

Average shares outstanding - basic	65,528	68,966	70,575	71,259	71,281
Average shares outstanding - diluted	66,803	70,413	71,945	72,430	72,514

Net claims and claim expense ratio	26.6%	18.7%	35.9%	38.7%	40.2%
Underwriting expense ratio	24.8%	28.6%	24.7%	24.0%	25.4%

Combined ratio	51.4%	47.3%	60.6%	62.7%	65.6%

Operating return on average common equity - annualized (1)	21.3%	26.1%	23.6%	28.5%	29.1%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

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RenaissanceRe Holdings Ltd.

Consolidated Segment Underwriting Results - Quarter to Date

	Three months ended March 31, 2008
	Reinsurance	Individual Risk	Eliminations (1)	Total
Gross premiums written	$443,728	$80,821	$2,489	$527,038

Net premiums written	$342,920	$60,196		$403,116

Net premiums earned	$232,227	$76,687		$308,914
Net claims and claim expenses incurred	47,069	35,087		82,156
Acquisition expenses	18,515	27,913		46,428
Operational expenses	21,139	8,974		30,113

Underwriting income	$145,504	$4,713		$150,217

Net claims and claim expenses incurred - current accident year	$70,576	$56,665		$127,241
Net claims and claim expenses incurred - prior accident years	(23,507)	(21,578)		(45,085)

Net claims and claim expenses incurred - total	$47,069	$35,087		$82,156

Net claims and claim expense ratio - current accident year	30.4%	73.9%		41.2%
Net claims and claim expense ratio - prior accident years	(10.1)%	(28.1)%		(14.6)%

Net claims and claim expense ratio - calendar year	20.3%	45.8%		26.6%
Underwriting expense ratio	17.0%	48.1%		24.8%

Combined ratio	37.3%	93.9%		51.4%

	Three months ended March 31, 2007
	Reinsurance	Individual Risk	Eliminations (1)	Total
Gross premiums written	$515,967	$123,316	$(6,554)	$632,729

Net premiums written	$476,219	$94,808		$571,027

Net premiums earned	$254,779	$107,839		$362,618
Net claims and claim expenses incurred	92,127	53,865		145,992
Acquisition expenses	28,362	35,367		63,729
Operational expenses	18,191	10,333		28,524

Underwriting income	$116,099	$8,274		$124,373

Net claims and claim expenses incurred - current accident year	$122,406	$70,659		$193,065
Net claims and claim expenses incurred - prior accident years	(30,279)	(16,794)		(47,073)

Net claims and claim expenses incurred - total	$92,127	$53,865		$145,992

Net claims and claim expense ratio - current accident year	48.0%	65.5%		53.2%
Net claims and claim expense ratio - prior accident years	(11.9)%	(15.6)%		(13.0)%

Net claims and claim expense ratio - calendar year	36.1%	49.9%		40.2%
Underwriting expense ratio	18.3%	42.4%		25.4%

Combined ratio	54.4%	92.3%		65.6%

(1)	Represents gross premiums ceded from the Individual Risk segment to the Reinsurance segment.

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RenaissanceRe Holdings Ltd.

Reinsurance Segment - Catastrophe and Specialty Underwriting Results

	Three months ended March 31, 2008			Three months ended March 31, 2007
	Catastrophe	Specialty	Total	Catastrophe	Specialty	Total
Gross premiums written	$364,146	$79,582	$443,728	$398,964	$117,003	$515,967

Net premiums written	$263,338	$79,582	$342,920	$359,216	$117,003	$476,219

Net premiums earned	$173,349	$58,878	$232,227	$200,393	$54,386	$254,779
Net claims and claim expenses incurred	30,489	16,580	47,069	91,292	835	92,127
Acquisition expenses	3,639	14,876	18,515	21,634	6,728	28,362
Operational expenses	16,385	4,754	21,139	13,677	4,514	18,191

Underwriting income	$122,836	$22,668	$145,504	$73,790	$42,309	$116,099

Net claims and claim expenses incurred - current accident year	$30,189	$40,387	$70,576	$89,961	$32,445	$122,406
Net claims and claim expenses incurred - prior accident years	300	(23,807)	(23,507)	1,331	(31,610)	(30,279)

Net claims and claim expenses incurred - total	$30,489	$16,580	$47,069	$91,292	$835	$92,127

Net claims and claim expense ratio - current accident year	17.4%	68.6%	30.4%	44.9%	59.7%	48.0%
Net claims and claim expense ratio - prior accident years	0.2%	(40.4)%	(10.1)%	0.7%	(58.1)%	(11.9)%

Net claims and claim expense ratio - calendar year	17.6%	28.2%	20.3%	45.6%	1.6%	36.1%
Underwriting expense ratio	11.5%	33.3%	17.0%	17.6%	20.7%	18.3%

Combined ratio	29.1%	61.5%	37.3%	63.2%	22.3%	54.4%

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RenaissanceRe Holdings Ltd.

Reinsurance Segment - Gross Premiums Written

	Three months ended
	Mar. 31, 2008	Dec. 31, 2007	Sept. 30, 2007	June 30, 2007	March 31, 2007
Renaissance catastrophe premiums	$224,968	$(2,224)	$84,271	$340,913	$240,027
Renaissance specialty premiums	75,463	37,498	39,536	93,258	107,590

Total Renaissance premiums	300,431	35,274	123,807	434,171	347,617

DaVinci catastrophe premiums	139,178	(8,591)	17,856	171,915	158,937
DaVinci specialty premiums	4,119	10	(118)	129	9,413

Total DaVinci premiums	143,297	(8,581)	17,738	172,044	168,350

Total Reinsurance premiums	$443,728	$26,693	$141,545	$606,215	$515,967

Total specialty premiums (1)	$79,582	$37,508	$39,418	$93,387	$117,003

Total catastrophe premiums	$364,146	$(10,815)	$102,127	$512,828	$398,964

Catastrophe premiums written on behalf of our joint venture, Top Layer Re (2)	31,621	2,711	—	26,822	36,903
Catastrophe premiums assumed from the Individual Risk segment	2,489	2,590	(34,258)	1,254	(6,554)

Total managed catastrophe premiums (3)	398,256	(5,514)	67,869	540,904	429,313

Managed catastrophe premiums assumed on behalf of fully-collateralized joint ventures	—	883	(938)	(65,798)	6,435

Total managed catastrophe premiums, net of fully-collateralized joint ventures (3)	$398,256	$(4,631)	$66,931	$475,106	$435,748

(1)	Total specialty premiums written includes $nil, $0.4 million, $nil, $nil and $nil of premiums assumed from the Individual Risk segment for the three months ended March 31, 2008, December 31, 2007, September 30, 2007, June 30, 2007 and March 31, 2007, respectively.
(2)	Top Layer Re is accounted for under the equity method of accounting.
(3)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

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RenaissanceRe Holdings Ltd.

Individual Risk Segment - Gross Premiums Written

	Three months ended
	Mar. 31, 2008	Dec. 31, 2007	Sept. 30, 2007	June 30, 2007	March 31, 2007
By Type of Business
Commercial multi-line	$31,384	$31,840	$38,257	$44,435	$47,890
Multi-peril crop	5,372	28,616	22,171	116,690	11,251
Commercial property	30,853	20,559	26,361	75,013	42,505
Personal lines property	13,212	12,338	14,745	2,253	21,670

Total Individual Risk premiums	$80,821	$93,353	$101,534	$238,391	$123,316

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DaVinciRe Holdings Ltd. and Subsidiary

Consolidated Statements of Operations

	Three months ended
	Mar. 31, 2008	Dec. 31, 2007	Sept. 30, 2007	June 30, 2007	March 31, 2007
Revenues
Gross premiums written	$143,297	$(8,581)	$17,738	$172,044	$168,350

Net premiums written	$134,251	$(9,173)	$5,662	$159,155	$166,251
(Increase) decrease in unearned premiums	(56,378)	83,214	76,796	(83,855)	(87,786)

Net premiums earned	77,873	74,041	82,458	75,300	78,465
Net investment income	15,964	18,517	19,496	18,961	18,657
Net foreign exchange gains (losses)	1,763	1,738	(1,545)	(170)	897
Other loss	(217)	(4,706)	(5,548)	(3,422)	(3,448)
Net realized (losses) gains on investments	(3,221)	2,873	350	(2,972)	763

Total revenues	92,162	92,463	95,211	87,697	95,334

Expenses
Net claims and claim expenses incurred (recovered)	12,421	(5,806)	9,302	12,587	35,118
Acquisition expenses	17,094	19,424	19,162	17,233	12,771
Operational and corporate expenses	7,811	7,758	8,554	7,795	7,827
Interest expense	2,647	3,067	3,067	3,033	3,000

Total expenses	39,973	24,443	40,085	40,648	58,716

Income before minority interest	52,189	68,020	55,126	47,049	36,618
Minority interest	(111)	(143)	(116)	(101)	(79)

Net income	$52,078	$67,877	$55,010	$46,948	$36,539

Net claims and claim expenses incurred - current accident year	$12,314	$10,636	$14,393	$20,037	$40,012
Net claims and claim expenses incurred - prior accident years	107	(16,442)	(5,091)	(7,450)	(4,894)

Net claims and claim expenses incurred - total	$12,421	$(5,806)	$9,302	$12,587	$35,118

Net claims and claim expense ratio - current accident year	15.8%	14.4%	17.5%	26.6%	51.0%
Net claims and claim expense ratio - prior accident years	0.2%	(22.2)%	(6.2)%	(9.9)%	(6.2)%

Net claims and claim expense ratio - calendar year	16.0%	(7.8)%	11.3%	16.7%	44.8%
Underwriting expense ratio	31.9%	36.7%	33.6%	33.2%	26.3%

Combined ratio	47.9%	28.9%	44.9%	49.9%	71.1%

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RenaissanceRe Holdings Ltd.

Summary Consolidated Balance Sheets

	March 31, 2008	Dec. 31, 2007	Sept. 30, 2007	June 30, 2007	March 31, 2007
Assets
Fixed maturity investments available for sale, at fair value	$3,816,518	$3,914,363	$3,475,449	$3,179,189	$3,155,864
Short term investments, at fair value	1,565,589	1,821,549	2,418,958	2,268,172	2,183,564
Other investments, at fair value	858,621	807,864	716,686	661,709	620,576
Investments in other ventures, under equity method	99,466	90,572	176,256	235,371	239,021

Total investments	6,340,194	6,634,348	6,787,349	6,344,441	6,199,025
Cash and cash equivalents	335,409	330,226	317,295	266,455	270,608
Premiums receivable	499,384	475,075	714,495	927,657	538,720
Ceded reinsurance balances	122,631	107,916	194,357	241,488	116,020
Losses recoverable	151,555	183,275	220,037	236,990	248,599
Accrued investment income	36,337	39,084	41,483	41,824	41,881
Deferred acquisition costs	106,310	104,212	142,171	171,931	124,282
Receivable for investments sold	349,835	144,037	197,110	193,387	109,554
Other secured assets	107,784	90,488	—	—	—
Other assets	120,503	177,694	147,041	134,190	138,427

Total assets	$8,169,942	$8,286,355	$8,761,338	$8,558,363	$7,787,116

Liabilities, Minority Interest and Shareholders’ Equity
Liabilities
Reserve for claims and claim expenses	$1,986,006	$2,028,496	$2,128,644	$2,128,216	$2,109,864
Reserve for unearned premiums	673,991	563,336	880,714	1,145,739	768,882
Debt	450,999	451,951	450,540	450,000	450,000
Reinsurance balances payable	263,700	275,430	358,333	344,945	232,832
Payable for investments purchased	387,838	422,974	511,153	200,833	138,110
Other secured liabilities	106,420	88,920	—	—	—
Other liabilities	156,185	162,294	148,388	114,406	104,300

Total liabilities	4,025,139	3,993,401	4,477,772	4,384,139	3,803,988

Minority interest - DaVinciRe	758,851	815,451	761,815	714,186	679,568

Shareholders’ Equity
Preference shares	650,000	650,000	650,000	650,000	650,000
Common shares	64,927	68,920	70,852	72,266	72,289
Additional paid-in capital	—	107,867	212,297	283,693	279,979
Accumulated other comprehensive income	65,363	44,719	29,649	12,939	27,420
Retained earnings	2,605,662	2,605,997	2,558,953	2,441,140	2,273,872

Total shareholders’ equity	3,385,952	3,477,503	3,521,751	3,460,038	3,303,560

Total liabilities, minority interest and shareholders’ equity	$8,169,942	$8,286,355	$8,761,338	$8,558,363	$7,787,116

Book value per common share	$42.14	$41.03	$40.53	$38.88	$36.71

Common shares outstanding	64,927	68,920	70,852	72,266	72,289

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RenaissanceRe Holdings Ltd.

Composition of Investment Portfolio

	March 31, 2008		Dec. 31, 2007		Sept. 30, 2007		June 30, 2007		Mar. 31, 2007
TYPE OF INVESTMENT
U.S. treasuries and agencies	$1,081,873	17.1%	$1,057,979	15.9%	$1,005,748	14.8%	$1,006,808	15.9%	$1,214,606	19.6%
Non-U.S. government	80,708	1.3%	66,496	1.0%	127,346	1.9%	143,004	2.3%	146,774	2.4%
Corporate	887,499	14.0%	937,289	14.1%	950,739	14.0%	967,070	15.2%	1,015,171	16.4%
Mortgage-backed	1,206,209	19.0%	1,251,582	18.9%	861,157	12.7%	634,066	10.0%	405,205	6.5%
Asset-backed	560,229	8.8%	601,017	9.1%	530,459	7.8%	428,241	6.7%	374,108	6.0%

Total fixed maturities available for sale, at fair value	3,816,518	60.2%	3,914,363	59.0%	3,475,449	51.2%	3,179,189	50.1%	3,155,864	50.9%
Short term investments, at fair value	1,565,589	24.7%	1,821,549	27.4%	2,418,958	35.6%	2,268,172	35.8%	2,183,564	35.2%
Other investments, at fair value	858,621	13.5%	807,864	12.2%	716,686	10.6%	661,709	10.4%	620,576	10.0%

Total managed investment portfolio	6,240,728	98.4%	6,543,776	98.6%	6,611,093	97.4%	6,109,070	96.3%	5,960,004	96.1%
Investments in other ventures, under equity method	99,466	1.6%	90,572	1.4%	176,256	2.6%	235,371	3.7%	239,021	3.9%

Total investments	$6,340,194	100.0%	$6,634,348	100.0%	$6,787,349	100.0%	$6,344,441	100.0%	$6,199,025	100.0%

CREDIT QUALITY OF FIXED MATURITIES
AAA	$3,046,146	79.8%	$3,130,143	80.0%	$2,656,928	76.4%	$2,339,451	73.6%	$2,286,168	72.4%
AA	397,282	10.4%	404,173	10.3%	447,123	12.9%	484,035	15.2%	514,643	16.3%
A	175,885	4.6%	182,780	4.7%	173,240	5.0%	161,038	5.1%	157,437	5.0%
BBB	118,854	3.1%	123,529	3.1%	115,382	3.3%	115,184	3.6%	122,030	3.9%
Non-investment grade	78,351	2.1%	73,738	1.9%	82,776	2.4%	79,481	2.5%	75,586	2.4%

Total fixed maturities available for sale, at fair value	$3,816,518	100.0%	$3,914,363	100.0%	$3,475,449	100.0%	$3,179,189	100.0%	$3,155,864	100.0%

MATURITY PROFILE OF FIXED MATURITIES
Due in less than one year	$306,567	8.0%	$385,497	9.8%	$383,365	11.0%	$471,367	14.8%	$529,078	16.8%
Due after one through five years	1,344,276	35.2%	1,323,586	33.8%	1,324,174	38.1%	1,324,211	41.6%	1,534,647	48.6%
Due after five through ten years	315,651	8.3%	267,579	6.8%	290,864	8.4%	240,195	7.6%	221,741	7.0%
Due after 10 years	83,586	2.2%	85,102	2.2%	85,430	2.4%	81,109	2.6%	91,085	2.9%
Mortgage-backed securities	1,206,209	31.6%	1,251,582	32.0%	861,157	24.8%	634,066	19.9%	405,205	12.8%
Asset-backed securities	560,229	14.7%	601,017	15.4%	530,459	15.3%	428,241	13.5%	374,108	11.9%

Total fixed maturities available for sale, at fair value	$3,816,518	100.0%	$3,914,363	100.0%	$3,475,449	100.0%	$3,179,189	100.0%	$3,155,864	100.0%

	As of or for the three months ended
	March 31, 2008	Dec. 31, 2007	Sept. 30, 2007	June 30, 2007	Mar. 31, 2007
Average yield to maturity of fixed maturities and short term investments	4.0%	4.5%	4.9%	5.4%	5.1%
Average duration of fixed maturities and short term investments	1.9	1.8	1.3	1.3	1.3
Average credit quality of fixed maturities and short term investments	AA	AA	AA	AA	AA

9

RenaissanceRe Holdings Ltd.

Summary of Other Investments

	Mar. 31, 2008	Dec. 31, 2007	Sept. 30, 2007	June 30, 2007	Mar. 31, 2007
TYPE OF INVESTMENT
Private equity partnerships	$308,188	$301,446	$293,099	$278,312	$247,809
Senior secured bank loan funds	226,341	158,203	98,412	84,136	83,007
Hedge funds	125,048	126,417	75,230	72,577	73,283
Non-U.S. fixed income funds	121,153	126,252	125,687	103,124	100,601
Catastrophe bonds	47,003	95,535	124,247	123,549	115,865
Miscellaneous other investments	30,888	11	11	11	11

Total other investments, at fair value	$858,621	$807,864	$716,686	$661,709	$620,576

TYPE OF INVESTMENT
Private equity partnerships	35.8%	37.4%	40.9%	42.0%	39.9%
Senior secured bank loan funds	26.4%	19.6%	13.8%	12.7%	13.4%
Hedge funds	14.6%	15.6%	10.5%	11.0%	11.8%
Non-U.S. fixed income funds	14.1%	15.6%	17.5%	15.6%	16.2%
Catastrophe bonds	5.5%	11.8%	17.3%	18.7%	18.7%
Miscellaneous other investments	3.6%	0.0%	0.0%	0.0%	0.0%

Total other investments, at fair value	100.0%	100.0%	100.0%	100.0%	100.0%

10

RenaissanceRe Holdings Ltd.

Investment Income

	Three months ended
	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007
Fixed maturity investments available for sale	$49,535	$44,339	$42,429	$47,742	$42,275
Short term investments	19,080	28,057	33,108	28,319	28,999
Other investments
Hedge funds and private equity investments	(1,940)	7,343	16,978	35,184	28,480
Other	(14,441)	(257)	2,775	6,398	8,553
Cash and cash equivalents	2,902	3,520	2,919	2,826	1,761

	55,136	83,002	98,209	120,469	110,068
Investment expenses	(2,633)	(2,288)	(2,615)	(2,329)	(2,053)

Net investment income	52,503	80,714	95,594	118,140	108,015

Net realized (losses) gains on investments	(10,670)	7,182	1,592	(11,566)	4,085
Net change in unrealized holding gains (losses) on fixed maturity investments available for sale	23,729	10,057	23,433	(17,834)	2,291

Total investment income	$65,562	$97,953	$120,619	$88,740	$114,391

11

RenaissanceRe Holdings Ltd.

Reserves for Claims and Claim Expenses

	Case Reserves	Additional Case Reserves	IBNR	Total
March 31, 2008
Property catastrophe reinsurance	$248,291	$272,396	$239,705	$760,392
Specialty reinsurance	114,812	81,355	458,964	655,131

Total Reinsurance	363,103	353,751	698,669	1,415,523
Individual Risk	230,699	18,708	321,076	570,483

Total	$593,802	$372,459	$1,019,745	$1,986,006

December 31, 2007
Property catastrophe reinsurance	$275,436	$287,201	$204,487	$767,124
Specialty reinsurance	109,567	93,280	448,756	651,603

Total Reinsurance	385,003	380,481	653,243	1,418,727
Individual Risk	237,747	10,359	361,663	609,769

Total	$622,750	$390,840	$1,014,906	$2,028,496

September 30, 2007
Property catastrophe reinsurance	$268,412	$332,990	$238,595	$839,997
Specialty reinsurance	124,511	97,262	401,376	623,149

Total Reinsurance	392,923	430,252	639,971	1,463,146
Individual Risk	246,111	13,360	406,027	665,498

Total	$639,034	$443,612	$1,045,998	$2,128,644

June 30, 2007
Property catastrophe reinsurance	$337,825	$258,807	$288,602	$885,234
Specialty reinsurance	101,025	75,551	408,954	585,530

Total Reinsurance	438,850	334,358	697,556	1,470,764
Individual Risk	261,637	19,263	376,552	657,452

Total	$700,487	$353,621	$1,074,108	$2,128,216

March 31, 2007
Property catastrophe reinsurance	$380,995	$282,113	$247,714	$910,822
Specialty reinsurance	94,178	78,215	406,171	578,564

Total Reinsurance	475,173	360,328	653,885	1,489,386
Individual Risk	267,059	21,088	332,331	620,478

Total	$742,232	$381,416	$986,216	$2,109,864

12

RenaissanceRe Holdings Ltd.

Paid to Incurred Analysis

	Three months ended March 31, 2008			Three months ended March 31, 2007
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for losses and loss expenses, beginning of period	$2,028,496	$183,275	$1,845,221	$2,098,155	$301,854	$1,796,301

Incurred losses and loss expenses
Current year	135,352	8,111	127,241	214,038	20,973	193,065
Prior years	(53,324)	(8,239)	(45,085)	(38,652)	8,421	(47,073)

Total incurred losses and loss expenses	82,028	(128)	82,156	175,386	29,394	145,992

Paid losses and loss expenses
Current year	6,477	640	5,837	12,093	746	11,347
Prior years	118,041	30,952	87,089	151,584	81,903	69,681

Total paid losses and loss expenses	124,518	31,592	92,926	163,677	82,649	81,028

Reserve for losses and loss expenses, end of period	$1,986,006	$151,555	$1,834,451	$2,109,864	$248,599	$1,861,265

13

RenaissanceRe Holdings Ltd.

Equity in Earnings (Losses) of Other Ventures

	Three months ended
	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007
Top Layer Re	$3,613	$3,162	$4,093	$3,761	$3,933
Starbound II	1,362	1,071	1,057	344	—
Tower Hill	1,338	1,969	1,131	79	253
Starbound	—	—	301	302	1,686
ChannelRe	—	(131,201)	(30,568)	5,189	4,829
Aladdin	(63)	—	—	—	—

Total equity in earnings (losses) of other ventures	$6,250	$(124,999)	$(23,986)	$9,675	$10,701

14

RenaissanceRe Holdings Ltd.

Ratings

At March 31, 2008	A.M. Best	S&P	Moody’s	Fitch
REINSURANCE SEGMENT[1]
Renaissance Reinsurance	A+	AA-	A2	A
DaVinci	A	A+	—	—
Top Layer Re	A+	AA	—	—
Renaissance Europe	A+	—	—	—

INDIVIDUAL RISK SEGMENT[1]
Glencoe	A-	—	—	—
Stonington	A-	—	—	—
Stonington Lloyds	A-	—	—	—
Lantana	A-	—	—	—

RENAISSANCERE[2]	a-	A	Baa1	BBB+

1	The A.M. Best, S&P, Moody’s and Fitch ratings for the companies in the Reinsurance and Individual Risk segments reflect the insurer’s financial strength rating.
2	The A.M. Best, S&P, Moody’s and Fitch ratings for RenaissanceRe represent the credit ratings on its senior unsecured debt.

15

RenaissanceRe Holdings Ltd.

Comments on Regulation G

In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has included certain non-GAAP financial measures in this Financial Supplement within the meaning of Regulation G. The Company has consistently provided these financial measurements in previous investor communications and the Company’s management believes that these measurements are important to investors and other interested persons, and that investors and such other persons benefit from having a consistent basis for comparison between quarters and for the comparison with other companies within the industry. These measures may not, however, be comparable to similarly titled measures used by companies outside of the insurance industry. Investors are cautioned not to place undue reliance on these non-GAAP measures in assessing the Company’s overall financial performance.

The Company uses “operating income” as a measure to evaluate the underlying fundamentals of its operations and believes it to be a useful measure of its corporate performance. “Operating income” as used herein differs from “net income available to common shareholders”, which the Company believes is the most directly comparable GAAP measure, by the exclusion of net realized gains and losses on investments and net unrealized gains and losses on credit derivatives issued by entities included in investments in other ventures, under equity method. In the presentation below, the only adjustments in respect of unrealized gains and losses reflect unrealized mark-to-market losses on credit derivatives and other credit-related products issued by ChannelRe, a financial guarantee reinsurer whose investment is accounted for by the Company under the equity method. The Company believes that the prevailing convention among financial guarantee insurers, reinsurers and other market participants, such as ChannelRe, is to exclude from operating income such unrealized gains and losses attributable to credit derivatives and other credit-related products. The Company’s management believes that “operating income” is useful to investors because it more accurately measures and predicts the Company’s results of operations by removing the variability arising from fluctuations in the Company’s investment portfolio and credit derivatives issued by entities included in investments in other ventures, under equity method, which are not considered by management to be relevant indicators of business operations. The Company also uses “operating income” to calculate “operating income per common share - diluted” and “operating return on average common equity - annualized”. The following is a reconciliation of 1) net income available to common shareholders to operating income available to common shareholders; 2) net income available to common shareholders per common share - diluted to operating income available to common shareholders per common share - diluted; and 3) return on average common equity - annualized to operating return on average common equity, annualized:

	Three months ended
	March 31, 2008	Dec. 31, 2007	Sept. 30, 2007	June 30, 2007	March 31, 2007
Net income available to common shareholders	$137,165	$62,204	$133,400	$183,166	$190,805
Adjustment for net realized losses (gains) on investments	10,670	(7,182)	(1,592)	11,566	(4,085)
Adjustment for net unrealized losses on credit derivatives issued by entities included in investments in other ventures, under equity method	—	131,201	35,970	—	—

Operating income available to common shareholders	$147,835	$186,223	$167,778	$194,732	$186,720

Net income available to common shareholders per common share - diluted	$2.05	$0.88	$1.85	$2.53	$2.63
Adjustment for net realized losses (gains) on investments	0.16	(0.10)	(0.02)	0.16	(0.06)
Adjustment for net unrealized losses on credit derivatives issued by entities included in investments in other ventures, under equity method	—	1.86	0.50	—	—

Operating income available to common shareholders per common share - diluted	$2.21	$2.64	$2.33	$2.69	$2.57

Return on average common equity - annualized	19.7%	8.7%	18.8%	26.8%	29.7%
Adjustment for net realized losses (gains) on investments	1.6%	(1.0)%	(0.2)%	1.7%	(0.6)%
Adjustment for net unrealized losses on credit derivatives issued by entities included in
investments in other ventures, under equity method	—	18.4%	5.0%	—	—

Operating return on average common equity - annualized	21.3%	26.1%	23.6%	28.5%	29.1%

The Company has also included in this Financial Supplement “managed catastrophe premiums” and “managed catastrophe premiums, net of fully-collateralized joint ventures”. “Managed catastrophe premiums” is defined as gross catastrophe premiums written by Renaissance Reinsurance and its related joint ventures, excluding catastrophe premiums assumed from the Company’s Individual Risk segment. “Managed catastrophe premiums” differ from total catastrophe premiums, which the Company believes is the most directly comparable GAAP measure, due to the inclusion of catastrophe premiums written on behalf of the Company’s joint venture Top Layer Re, which is accounted for under the equity method of accounting, and the exclusion of catastrophe premiums assumed from the Company’s Individual Risk segment. “Managed catastrophe premiums, net of fully-collateralized joint ventures” differ from total catastrophe premiums, which the Company believes is the most directly comparable GAAP measure, due to: 1) the inclusion of catastrophe premiums written on behalf of the Company’s joint venture Top Layer Re, which is accounted for under the equity method of accounting; 2) the exclusion of catastrophe premiums assumed from the Company’s Individual Risk segment; and 3) the deduction of catastrophe premiums that are written by the Company and ceded directly to the Company’s fully-collateralized joint ventures which include Starbound Reinsurance Ltd., Starbound Reinsurance II Ltd. and Timicuan Reinsurance Ltd. The Company’s management believes “managed catastrophe premiums” is useful to investors and other interested parties because it provides a measure of total catastrophe reinsurance premiums assumed by the Company through its consolidated subsidiaries and related joint ventures. The Company believes “managed catastrophe premiums, net of fully-collateralized joint ventures” is also a useful measure to investors and other interested parties because it provides a measure of total catastrophe reinsurance premiums assumed by the Company through its consolidated subsidiaries and related joint ventures, net of catastrophe premiums assumed from the Company’s Individual Risk segment and net of catastrophe premiums written directly on behalf of the Company’s fully-collateralized joint ventures.

16

RenaissanceRe Holdings Ltd.

Comments on Regulation G

The Company has also included in this Financial Supplement “tangible book value per common share plus accumulated dividends”. This is defined as book value per common share excluding goodwill and intangible assets, plus accumulated dividends. “Tangible book value per share plus accumulated dividends” differs from book value per share, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of goodwill and intangible assets and the inclusion of accumulated dividends. The following is a reconciliation of book value per share to tangible book value per share plus accumulated dividends:

	Three months ended
	March 31, 2008	Dec. 31, 2007	Sept. 30, 2007	June 30, 2007	March 31, 2007
Book value per common share	$42.14	$41.03	$40.53	$38.88	$36.71
Adjustment for goodwill and intangible assets	(0.09)	(0.09)	(0.09)	(0.09)	(0.11)

Tangible book value per common share	42.05	40.94	40.44	38.79	36.60
Adjustment for accumulated dividends	7.23	7.00	6.78	6.56	6.34

Tangible book value per common share plus accumulated dividends	$49.28	$47.94	$47.22	$45.35	$42.94

17